                                    SECURITY AGREEMENT dated as of December 4,
                           1998, between WINSTAR NETWORK EXPANSION, LLC, a Delaware limited liability company (the "Borrower"), and STATE STREET BANK AND TRUST COMPANY, as collateral agent (in such capacity, the "Collateral Agent") for the Secured Parties, as defined herein.

                  Reference is made to the Credit Agreement dated as of October 21, 1998 (as amended or modified from time to time, the "Credit Agreement"), among the Borrower, WinStar Communications, Inc., the lenders party thereto (the "Lenders"), the Collateral Agent and Lucent Technologies Inc., as Administrative Agent (in such capacity, the "Administrative Agent"). The Lenders have agreed to extend credit to the Borrower pursuant to, and subject to the terms and conditions specified in, the Credit Agreement. The obligations of the Lenders to extend credit under the Credit Agreement are conditioned upon, among other things, the execution and delivery by the Borrower of a security agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and interest on the Loans (including Deferred Interest and accrued interest thereon), when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, and
(b) the due and punctual performance of all other obligations of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents (all the foregoing obligations being collectively called the "Obligations").

                  Accordingly, the Borrower and the Collateral Agent hereby agree as follows:

                                  ARTICLE I

                                 Definitions

                  SECTION 1.01. Terms Defined in the Credit Agreement. Terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

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                                                                               2

                  SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:

                  "Collateral" shall mean (i) the Network and (ii) all Proceeds.

                  "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Equipment" shall mean the following, to the extent that all or any part of the purchase price thereof is financed by Loans under the Credit
Agreement: (i) all equipment, furniture and furnishings, (ii) all tangible personal property similar to any of the foregoing, including tools, parts and supplies of every kind and description, (iii) all improvements, accessions or appurtenances thereto. The term Equipment shall include Fixtures, and (iv) all Products (as defined in the Supply Agreement).

                  "Fixtures" shall mean all items of Equipment, whether now owned or hereafter acquired, of the Borrower that become so related to particular real estate that an interest in them arises under any real estate law applicable thereto.

                  "General Intangibles" shall mean the following, to the extent acquired by the Borrower pursuant to the Supply Agreement in connection with the purchase of Equipment: (i) all choses in action and causes of action and
(ii) all other assignable intangible personal property of the Borrower of every kind and nature now owned or hereafter acquired by the Borrower, including the Borrower's rights under the Supply Agreement and all intellectual property acquired by or granted to the Borrower pursuant to the Supply Agreement.

                  "Network" shall mean any and all Equipment and General Intangibles, but excluding General Intangibles to the extent that an assignment thereof would violate a restriction on assignment contained therein.

                  "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

                  "Proceeds" shall mean any consideration received from the sale, exchange, license, lease or other disposition

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                                                                              3
of any asset which constitutes Collateral, including any payment received from any insurer or other Person as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset which constitutes Collateral.

                  "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent and the Collateral Agent, in their capacities as such under each Loan Document and (c) the successors and assigns of the foregoing.

                  "Security Interest" shall have the meaning assigned to such term in Section 2.01.

                  "Supply Agreement" shall mean the Supply Agreement dated October 21, 1998 between Lucent Technologies Inc. and the Parent.

                  SECTION 1.03. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit
Agreement shall be applicable to this Agreement.


                                  ARTICLE II

                              Security Interest

                  SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Borrower hereby bargains, sells, conveys, assigns, sets over, mortgages, pledges, hypothecates and transfers to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and assigns, for the benefit of the Secured Parties, a security interest in, all of the Borrower's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Collateral Agent is hereby authorized to file one or more financing statements (including fixture filings), continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Borrower without the signature of the Borrower, and naming the Borrower as debtor and the Collateral Agent as secured party.

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                                                                              4

                  SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of the Borrower with respect to or arising out of any of the Collateral.

                                 ARTICLE III

                        Representations and Warranties

                  The Borrower represents and warrants to the Collateral Agent and the Secured Parties that:

                  SECTION 3.01. Title and Authority. The Borrower has good and valid rights in and title to the Collateral and has full power and authority to grant to the Collateral Agent the Security Interest in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval which has been obtained.

                  SECTION 3.02. Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and com plete. Fully executed Uniform Commercial Code financing statements (including fixture filings, as applicable) or other appropriate filings, recordings or registrations containing a description of the Collateral have been filed of record in each governmental, municipal or other office specified in Schedule 5 to the Perfection Certificate, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements.

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                                                                              5

                  SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions. The Security Interest is and shall be prior to any other Lien on any of the Collateral, except for Liens expressly permitted by the Credit Agreement that are prior to the Security Interest as a matter of law.

                  SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Borrower free and clear of any Lien, except for Permitted Encumbrances described in clauses (a) and (b) of the definition of "Permitted Encumbrances" and the Security Interest. The Borrower has not filed or consented to the filing of any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral.

                                  ARTICLE IV

                                  Covenants

                  SECTION 4.01. Collateral Schedules. (a) Promptly following the delivery of each Borrowing Request under the Credit Agreement, the Borrower will deliver to the Collateral Agent (i) copies of all invoices paid or financed, in whole or in part, with the Loans resulting from such Borrowing Request, together with such other information as shall be necessary to identify each item of Collateral financed thereby and (ii) a schedule indicating the Equipment User or Users that will lease such Collateral and the location or locations of such Collateral.

                  (b) From time to time (but not less frequently than quarterly), the Borrower will deliver to the Collateral Agent (i) supplements to and corrections of the schedules and other information theretofore delivered to the Collateral Agent sufficient to enable the Collateral Agent to identify each item of Collateral, the jurisdiction in which it is located and the Equipment User that is leasing

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                                                                              6

such Collateral and (ii) copies of all Equipment User Agreements and leases and subleases under which any Collateral is leased (to the extent not previously delivered to the Collateral Agent).

                  SECTION 4.02. Protection of Security. The Borrower shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and to defend the Security Interest of the Collateral Agent in the Collateral and the priority thereof against any Lien.

                  SECTION 4.03. Further Assurances. The Borrower agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent or any of the Lenders may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agree ment, the granting of the Security Interest and the filing of any financing statements (including fixture filings) or other documents in connection herewith or therewith.

                  SECTION 4.04. Inspection and Verification. The Collateral Agent and such Persons as the Collateral Agent may reasonably designate shall have the right, on reasonable advance notice at the Borrower's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, to discuss the Borrower's affairs with the officers of the Borrower and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Collateral in the possession of any third Person, by contacting the third Person possessing such Collateral for the purpose of making such a verification. Subject to the provisions of Section 9.12 of the Credit Agreement, the Collateral Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party and their agents and representatives.

                  SECTION 4.05. Taxes; Encumbrances. At its option, the Collateral Agent may discharge past due taxes,

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                                                                              7

assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Loan Documents and may pay for the maintenance and preservation of the Collat eral to the extent the Borrower fails to do so as required by the Credit Agreement or this Agreement, and the Borrower agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent pursuant to the foregoing authorization; provided, however, that nothing in this
Section 4.05 shall be interpreted as excusing the Borrower from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of the Borrower with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the Credit Agreement.

                  SECTION 4.06. Continuing Obligations of the Borrower. The Borrower shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Borrower agrees to indemnify and hold harmless the Collateral Agent and the Secured Parties from and against any and all liability for such performance.

                  SECTION 4.07. Use and Disposition of Collateral. The Borrower shall not make or permit to be made an assign ment, pledge or hypothecation of the Collateral or grant any other Lien in respect of the Collateral. The Borrower shall not make or permit to be made any transfer of the Collateral and shall remain at all times in possession of the Collateral, except that unless and until the Collateral Agent shall notify the Borrower that an Event of Default shall have occurred and be continuing and that during the continuance thereof the Borrower shall not sell, convey, lease, assign, transfer or otherwise dispose of any Collateral (which notice may be given by telephone if promptly confirmed in writing), the Borrower may use and dispose of the Collateral in any lawful manner not inconsistent with the provisions of this Agreement or the Credit Agreement.

                  SECTION 4.08. Insurance and Related Matters. (a) The Borrower, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to

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                                                                              8

the Collateral in accordance with the provisions of the Credit Agreement.

                  (b) The Borrower irrevocably makes, constitutes and appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as the Borrower's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of the Borrower on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto. In the event that the Borrower at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Collateral Agent may, without waiving or releasing any obligation or liability of the Borrower hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Collateral Agent deems advisable. All sums disbursed by the Collateral Agent in connection with this Section 4.08, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Borrower to the Collateral Agent.

                  (c) In the event of any casualty or other damage to, or any taking under power of eminent domain or by condemnation or similar proceedings of, any property or asset constituting Collateral, then any and all Net Proceeds from such event shall be deposited with the Collateral Agent. Subject to the provisions of the Credit Agreement requiring that such Net Proceeds be applied to prepay Loans in the event of a Collateral Trigger Event, the Collateral Agent will hold such Net Proceeds and, provided that the Borrower elects to repair, restore or replace the affected property or asset in accordance with the definition of the term "Collateral Trigger Event" set forth in the Credit Agreement, the Collateral Agent will release such Net Proceeds from time to time to pay the costs of such repair, restoration or replacement; provided that (i) such repair, restoration or replacement shall comply with the requirements set forth in such definition of "Collateral Trigger Event" and
(ii) as a condition of any release of funds, the Collateral Agent may require delivery of evidence

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                                                                              9

reasonably satisfactory to it of compliance with such requirements. The Collateral Agent shall invest any portion of the funds held by it from time to time pursuant to this paragraph as directed in writing from time to time by the Borrower. Any such investment shall be made only in Permitted Investments, shall be at the Borrower's risk and the earnings thereon shall be credited to the funds then held by the Collateral Agent hereunder for the Borrower's account. The Collateral Agent shall not be liable for any interest on uninvested funds. If any Event of Default occurs and is continuing, the Collateral Agent may, in its discretion, apply any funds then held by it hereunder as provided in Section 6.02.

                  (d) In the event that the Collateral Agent, as loss payee, receives the Net Proceeds of any casualty or other damage to any property or asset of the Borrower not constituting Collateral, the Collateral Agent shall deliver such Net Proceeds to the Borrower.

                                  ARTICLE V

                              Power of Attorney

                  SECTION 5.01. Power of Attorney. The Collateral Agent shall have the right, as the true and lawful agent and attorney-in-fact of the Borrower, with power of substitution for the Borrower and in the Borrower's name or otherwise, for the use and benefit of the Collateral Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default
(a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral;
(c) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (d) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; and (e) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to

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                                                                             10

carry out the purposes of this Agreement, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Collateral Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Collateral Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Borrower or to any claim or action against the Collateral Agent or any Secured Party. It is understood and agreed that the appointment of the Collateral Agent as the agent and attorney-in-fact of the Borrower for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve the Borrower of any of its obligations hereunder or under the Credit Agreement with respect to the Collateral or any part thereof or impose any obligation on the Collateral Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Collateral Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.

                                  ARTICLE VI

                                   Remedies

                  SECTION 6.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Borrower agrees to deliver each item of Collateral to the Collateral Agent on demand, and it is agreed that the Collateral Agent shall have the right with or without legal process and with or without previous notice or demand for performance, to take possession of the Col lateral or any part thereof (at the same or different times) and without liability for trespass to enter any premises where the Collateral or any part thereof may be located for the purpose of taking possession of or removing the

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                                                                             11

Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Borrower agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. Upon consum mation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Borrower now has or may at any time in the future have under any rule of law or statute now exist ing or hereafter enacted.

                  The Collateral Agent shall give the Borrower 10 days' written notice (which the Borrower agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Collateral Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice of such public sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers

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                                                                            12

thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of the Borrower (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any Obligation then due and payable to such Secured Party from the Borrower as a credit against the purchase price and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Borrower therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and the Borrower shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwith standing the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

                  SECTION 6.02. Application of Proceeds. The Collateral Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Administrative Agent or the Collateral Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Collateral Agent or the Administrative Agent hereunder or under any other Loan Document on behalf of the Borrower and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

                  THIRD, to the Borrower, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.


                                 ARTICLE VII

                                Miscellaneous

                  SECTION 7.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.

                  SECTION 7.02. Security Interest Absolute. All rights of the Collateral Agent hereunder, the Security Interest and all obligations of the Borrower hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower in respect of the Obligations or this Agreement.

                  SECTION 7.03. Survival of Agreement. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Secured Parties or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

                  SECTION 7.04. Binding Effect. This Agreement shall become effective when a counterpart hereof executed on behalf of the Borrower shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Borrower and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Collateral Agent and the other Secured Parties and their respective successors and assigns, except that the Borrower shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.

                  SECTION 7.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrower or the Collateral Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

                  SECTION 7.06. Collateral Agent Appointed Attorney-in-Fact. The Borrower hereby appoints the Collateral Agent the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest.

                  SECTION 7.07. Collateral Agent's Fees and Expenses; Indemnification. (a) The Borrower agrees to pay upon demand to the Collateral Agent the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts or agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Collateral Agent hereunder or (iv) the failure of the Borrower to perform or observe any of the provisions hereof.

                  (b) Without limitation of its indemnification obligations under the other Loan Documents, the Borrower agrees to indemnify the Collateral Agent and the other Indemnitees against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees and expenses incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

                  (c) The provisions of this Section 7.07 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans or Deferred Interest, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Collateral Agent or any Secured Party. All amounts due under this Section 7.07 shall be payable on written demand therefor.

                  SECTION 7.08. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 7.09. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Collateral Agent, the Administrative Agent and the Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Borrower in any case shall entitle the Borrower to any other or further notice or demand in similar or other circumstances.

                  (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except in accordance with Section 9.02 of the Credit Agreement.

                  SECTION 7.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY,

AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 7.10.

                  SECTION 7.11. Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  SECTION 7.12 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract, and shall become effective as provided in Section 7.04.

                  SECTION 7.13 Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

                  SECTION 7.14. Jurisdiction; Consent to Service of Process.
(a) The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Collateral Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan

Documents against the Borrower or its properties in the courts of any jurisdiction.

                  (b) The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State court or Federal court sitting in New York City. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                  (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

                  SECTION 7.15. Termination. This Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend under the Credit Agreement, at which time the Collateral Agent shall execute and deliver to the Borrower, at the Borrower's expense, all Uniform Commercial Code termination statements and similar documents which the Borrower shall reasonably request to evidence such termination and release of the Security

Interest. Any execution and delivery of termination statements or documents pursuant to this Section 7.15 shall be without recourse to or warranty by the Collateral Agent.

                  IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                            WINSTAR NETWORK
                                            EXPANSION, LLC,

                                            by /s/ Timothy R. Graham
                                              ------------------------------
                                              Name:  Timothy R. Graham
                                              Title: President




                                            STATE STREET BANK AND
                                            TRUST COMPANY, as
                                            Collateral Agent,

                                            by /s/ Patrick E. Thebado
                                              -------------------------------
                                              Name:  Patrick E. Thebado
                                              Title: Assistant Vice President